UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

AT&T Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 14, 2026
PLEASE REVIEW THE MEETING MATERIALS
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual meeting of stockholders are available on the Internet. The items to be voted on and meeting details are on the reverse side.
The proxy statement and annual report to stockholders are available at www.envisionreports.com/att.
YOUR VOTE IS IMPORTANT
Votes submitted electronically must be received before the polls close on May 14, 2026.
TO VOTE ONLINE AND ACCESS THE MEETING DOCUMENTS
Scan the QR code or go to envisionreports.com/att to vote your shares
To access the virtual ATTEND meeting, you must the virtual meeting on enter the number in the May 14, 2026 at 3:30 p.m. blue box above. Central time at meetnow.global/ATT2026.

MEETING DETAILS
The Annual Meeting of Stockholders of AT&T Inc. will be held virtually on Thursday, May 14, 2026 at 3:30 p.m. Central time at meetnow.global/ATT2026. Holders of AT&T Inc. common stock of record at the close of business on March 16, 2026 are entitled to vote at the meeting and any adjournment of the meeting.
Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL THE NOMINEES LISTED:
1. Election of Directors:
01 - Kelly J. Grier 02 - William E. Kennard 03 - Stephen J. Luczo 04 - Marissa A. Mayer
05 - Michael B. McCallister 06 - Beth E. Mooney 07 - Matthew K. Rose 08 - John T. Stankey
09 - Cynthia B. Taylor 10 - Luis A. Ubiñas
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 2 THROUGH 6:
2. Ratification of the Appointment of Ernst & Young LLP as Independent Auditors
3. Advisory Approval of Executive Compensation
4. Approve Amendment to Restated Certificate of Incorporation to Provide for Officer Exculpation
5. Approve 2026 Incentive Plan
6. Approve Stock Purchase and Deferral Plan
THE BOARD OF DIRECTORS RECOMMENDS A VOTE AGAINST PROPOSALS 7 AND 8:
7. Shareholder Right to Act by Written Consent
8. EEO-1 Report Disclosure Policy
ORDER MATERIALS
If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request by using one of the methods listed below at least 10 days prior to the meeting to facilitate timely delivery. You will need the number in the blue box on the reverse side.
REQUEST VIA:
Internet    Phone Email envisionreports.com/att    1-866-641-4276 investorvote@computershare.com
YOUR EMAIL REQUEST MUST INCLUDE
• “Proxy Materials AT&T Inc.” in the subject line
• Your full name and address
• The number in the blue box on the reverse side
• Statement that you want a paper copy of the meeting materials
PLEASE NOTE: YOU CANNOT VOTE BY RETURNING THIS NOTICE
To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the virtual meeting, visit meetnow.global/ATT2026 and follow the prompts.
LET’S MAKE THIS EASIER NEXT YEAR
To get meeting materials by email enroll at envisionreports.com/att.